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                              THE 1999 EQUITY PLAN
                                       OF
                  ORBCOMM CORPORATION AND ORBCOMM GLOBAL, L.P.


            ORBCOMM Corporation, a Delaware corporation (the "Company"), and ORBCOMM Global, L.P., a Delaware limited partnership (the "Partnership"), have adopted The 1999 Equity Plan of ORBCOMM Corporation and ORBCOMM Global, L.P. (the "Plan"), effective May 6, 1999, for the benefit of their eligible officers, employees, consultants and directors and those of their affiliates. The Plan consists of two plans, one for the benefit of the officers, employees, consultants and independent directors of the Company and its affiliates and one for the benefit of the officers, employees and consultants of the Partnership and its affiliates.

            The purposes of the Plan are as follows:

            (1) To provide an additional incentive for directors, officers, key employees and consultants of the Company and of the Partnership and of their affiliates to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock; and

            (2) To enable the Company, the Partnership and their respective affiliates to obtain and retain the services of directors, officers, key Employees and consultants considered essential to the long range success of the Company and the Partnership by offering them an opportunity to own stock in the Company.

                                   ARTICLE I.
                                   DEFINITIONS

            1.1. General. Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

            1.2. Award Limit. "Award Limit" shall mean 100,000 shares of Common Stock in any one calendar year, as adjusted pursuant to Section 7.3.

            1.3. Board. "Board" shall mean the Board of Directors of the Company.

            1.4. Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

                 (a) any person or related group of persons (other than
            the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to accept; or


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                 (b) there is a change in the composition of the Board
            over a period of 36 consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either
            (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

            1.5. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

            1.6. Committee. "Committee" shall mean, (a) with respect to the Company and any Company Subsidiary or affiliate of the Company other than the Partnership, the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 6.1 and, (b) with respect to the Partnership, the Compensation Committee of the Partnership; provided, however, that in the case of a person who is an "officer or director of the issuer" within the meaning of Rule 16-3(a) under the Exchange Act or who is a Section 162(m) Participant and also an "officer or director of the issuer", the grant of any Option under the Plan to such person shall be made by the Compensation Committee of the Board.

            1.7. Common Stock. "Common Stock" shall mean the common stock of the Company, par value $.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

            1.8. Company. "Company" shall mean ORBCOMM Corporation, a Delaware corporation.

            1.9. Company Employee. "Company Employee" shall mean any officer or employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any Company Subsidiary.

            1.10. Company Subsidiary. "Company Subsidiary" shall mean (a) a corporation, association or other business entity of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Company or by one or more Company Subsidiaries or by the Company and one or more Company Subsidiaries, (b) any partnership or limited liability company of which 50% or more of the capital and profits interests is owned, directly or indirectly, by the Company or by one or more Company Subsidiaries or by the Company and one or more Company Subsidiaries, and (c) any other entity not described in clauses (a) or (b) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Company or by one or more other Company Subsidiaries or by the Company and one or more Company Subsidiaries.



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            1.11. Compensation Committee of the Board. "Compensation Committee
of the Board" shall mean the Compensation Committee of the Board of Directors of the Company established by resolution of the Board.

            1.12. Compensation Committee of the Partnership. "Compensation Committee of the Partnership" shall mean the Compensation Committee of the Partnership established by resolution of the general partners of the Partnership.

            1.13. Director. "Director" shall mean a member of the Board.

            1.14. Employee. "Employee" shall mean any Company Employee or Partnership Employee.

            1.15. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            1.16. Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index that includes such principal exchange), on such date, or if shares were not traded on such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by Nasdaq or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the fair market value of a share of Common Stock as established by the Compensation Committee of the Board (or the Board, in the case of Options granted to Independent Directors) acting in good faith. Notwithstanding anything to the contrary herein, the Fair Market Value at the time of grant of a share of Common Stock underlying an option grant or other award made under the Plan and in connection with the initial public offering of the Company shall be the initial offering price per share.

            1.17. Incentive Stock Option. "Incentive Stock Option" shall mean an option that conforms to the applicable provisions of Section 422 of the Code and that is designated as an Incentive Stock Option by the Committee.

            1.18. Independent Director. "Independent Director" shall mean a member of the Board who is not a Company Employee or an officer or affiliate of the Company or a subsidiary or division thereof, or a relative of a principal executive officer, and who is not an individual member of an organization that acts as an advisor, consultant or legal counsel to, or receives compensation on a continuing basis from the Company (other than as consideration for services as a director).

            1.19. IPO Date. "IPO Date" shall mean the date of the consummation of the first registered, underwritten public offering of any Common Stock.



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            1.20. Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option that is not designated as an Incentive Stock Option by the Committee.

            1.21. Option. "Option" shall mean a stock option granted under
Article III of the Plan. An Option granted under the Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to anyone other than Company Employees shall be Non-Qualified Stock Options.

            1.22. Optionee. "Optionee" shall mean an Employee, consultant or Director granted an Option under the Plan.

            1.23. Partnership. "Partnership" shall mean ORBCOMM Global, L.P., a Delaware limited partnership.

            1.24. Partnership Agreement. "Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of ORBCOMM Global, L.P., as the same may be amended, modified or restated from time to time.

            1.25. Partnership Employee. "Partnership Employee" shall mean any officer or employee (as defined in accordance with Section 3401(c) of the Code) of the Partnership, or any entity that is then a Partnership Subsidiary.

            1.26. Partnership Subsidiary. "Partnership Subsidiary" shall mean
(a) a corporation, association or other business entity of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries, (b) any partnership or limited liability company of which 50% or more of the capital and profits interests is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries, and (c) any other entity not described in clauses (a) or (b) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Partnership or by one or more other Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries.

            1.27. Plan. "Plan" shall mean The 1999 Equity Plan of ORBCOMM Corporation and ORBCOMM Global, L.P.

            1.28. QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

            1.29. Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

            1.30. Section 16 Person. "Section 16 Person" shall mean any person who at the time of determination is subject to the provisions of Section 16 of the Exchange Act.

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            1.31. Section 162(m) Participant. "Section 162(m) Participant" shall mean any Employee designated by the Committee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

            1.32. Subsidiary. "Subsidiary" shall mean any Company Subsidiary or Partnership Subsidiary.

            1.33. Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of an Optionee as a consultant to the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding a termination where there is a simultaneous commencement of employment with the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

            1.34. Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement; but excluding, at the discretion of the Committee, a termination (a) where there is a simultaneous reemployment or continuing employment of an Optionee by the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary or
(b) which is followed by the simultaneous establishment of a directorship with the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship in accordance with the Company's Bylaws.

            1.35. Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Company or Partnership or any of their respective affiliates, is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) a termination where there is a simultaneous reemployment or continuing employment of an Optionee by the Company, a Company Subsidiary, the Partnership, a Partnership Subsidiary or any of their respective affiliates, (b) at the discretion of the Committee, a termination that results in a temporary severance of the employee-employer relationship, or (c) at the discretion of the Committee, a termination that is followed by the simultaneous establishment of a consulting relationship by the Company, a Company Subsidiary, the Partnership, a Partnership Subsidiary or any of their respective affiliates with the former employee. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the




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question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of the Plan, the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II.
                             SHARES SUBJECT TO PLAN

            2.1. Shares Subject to Plan.

            (a) The shares of stock subject to Options shall be shares of Common Stock. The aggregate number of such shares that may be issued upon exercise of such Options shall not exceed 1,500,000. The shares of Common Stock issuable upon exercise of such Options may be either previously authorized but unissued shares or treasury shares.

            (b) Following the IPO Date, the maximum number of shares that may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options that are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction will be treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted will be counted against the Award Limit.

            2.2. Add-back of Options. If any Option expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options that are adjusted pursuant to Section 7.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Shares of Common Stock that are delivered by the Optionee or withheld by the Company on the exercise of any Option under the Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.



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                                  ARTICLE III.
                               GRANTING OF OPTIONS

            3.1. Eligibility. Any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

            3.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

            3.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted (a) to any person who is not a Company Employee or (b) to any Employee of a Company Subsidiary that does not constitute a "subsidiary corporation" within Section 424(f) of the Code.

            3.4. Granting of Options

            (a) The Committee shall from time to time, in its sole discretion, and subject to applicable limitations of the Plan:

                 (i) Select from among the Employees and consultants (including Employees and consultants who have previously received Options under the Plan), such of them as in its opinion should be granted Options;

                 (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees or consultants;

                 (iii) Subject to Section 3.3, determine whether such
            Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                 (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

            (b) Upon the selection of an Employee or consultant to be granted an Option, the Secretary of the Company shall be authorized to issue the Option; provided, that the Committee may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option that the Optionee



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surrender for cancellation some or all of the unexercised Options or other rights that have been previously granted to him or her under the Plan or otherwise. An Option, the grant of which is conditioned on such surrender, may have an exercise price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

            (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

            (d) During the term of the Plan, each person who is an Independent Director as of the IPO Date automatically shall be granted (i) an Option to purchase 10,000 shares of Common Stock (subject to adjustment as provided in Section 7.3) on the IPO Date and (ii) an Option to purchase 3,000 shares of Common Stock (subject to adjustment as provided in Section 7.3) on the date of each annual meeting of stockholders after the IPO Date at which the Independent Director is reelected to the Board commencing with the first annual meeting after the IPO Date. During the term of the Plan, a person who is initially elected to the Board after the IPO Date and who is an Independent Director at the time of such initial election automatically shall be granted (i) an Option to purchase 3,000 shares of Common Stock (subject to adjustment as provided in Section 7.3) on the date of such initial election and (ii) an Option to purchase 3,000 shares of Common Stock (subject to adjustment as provided in Section 7.3) on the date of each annual meeting of stockholders after such initial election at which the Independent Director is reelected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (ii) of the preceding sentence.

                                   ARTICLE IV.
                                TERMS OF OPTIONS

            4.1. Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with the Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

            4.2. Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that (a) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the



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Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); (b) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Company Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); (c) in the case of Options granted to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (d) in the case of all other Options granted, such price shall be not less than 85% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

            4.3. Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that, (a) in the case of Options granted to Independent Directors, the term shall be ten years from the date the Option is granted, without variation or acceleration hereunder and (b) in the case of Incentive Stock Options, the term shall not be more than ten years from the date the Incentive Stock Option is granted, or five years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Company Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee (the Board with respect to Options granted to Independent Directors) may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Consultancy or Termination of Directorship of the Optionee, or amend any other term or condition of such Option relating to such a termination.

            4.4. Option Vesting

            (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee (or the Board with respect to Independent Directors) and the Committee (or the Board) may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Board otherwise provides in the terms of the Option or otherwise, Options granted to Independent Directors shall become exercisable in cumulative annual installments of 33 1/3% on each of the first, second and third anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in
Section 7.3(b). At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except an Option granted to an Independent Director) vests.

            (b) No portion of an Option that is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee (or the Board, in the case of Options granted to Independent Directors) either in the Stock Option Agreement or by action of the Committee following the grant of the Option.



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            (c)  To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

            4.5. Not a Contract of Employment. Nothing in the Plan or in any Stock Option Agreement hereunder shall (a) confer upon any Optionee any right to
(i) continue in the employ of, or as a consultant for, the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, or as a Director or
(ii) receive any severance pay from the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary or (b) interfere with or restrict in any way the rights of the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

                                   ARTICLE V.
                               EXERCISE OF OPTIONS

            5.1. Partial Exercise. An exercisable Option may be exercised in whole or in part; provided, however, that an Option shall not be exercisable with respect to fractional shares.

            5.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised on delivery of all of the following to the Secretary of the Company (or such other officer as identified in the applicable Stock Option Agreement):

                 (a) A written notice in form satisfactory to the Company
            stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

                 (b) Such representations and documents as the Committee
            (or the Board, in the case of Options granted to Independent Directors), in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or the Board, as applicable, may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                 (c) In the event that the Option shall be exercised
            pursuant to Section 7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and



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                 (d) Full cash payment to the Secretary of the Company
            for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to 30 days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board, as applicable; or (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii) and (iv). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

            5.3. Transfer of Shares to an Optionee. As soon as practicable after receipt by the Company, pursuant to Section 5.2(d), of payment for the shares with respect to which an Option, or portion thereof, is exercised by an Optionee, with respect to each such exercise, the Company shall transfer to the Optionee the number of shares equal to

                 (a) The amount of the payment made by the Optionee to
            the Company pursuant to Section 5.2(d), divided by

                 (b) The price per share of the shares subject to the
            Option as determined pursuant to Section 4.2.

            5.4. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                 (a) The admission of such shares to listing on all stock
            exchanges on which such class of stock is then listed;

                 (b) The completion of any registration or other
            qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee or Board shall, in its sole discretion, deem necessary or advisable;

                 (c) The obtaining of any approval or other clearance
            from any federal or state governmental agency that the Committee (or the Board, in the case of Options granted to

            Independent Directors) shall, in its sole discretion, determine to be necessary or advisable;

                 (d) The lapse of such reasonable period of time
            following the exercise of the Option as the Committee (or the Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

                 (e) The receipt by the Company of full payment for such
            shares, including payment of any applicable withholding tax.

            5.5. Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable on the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

            5.6. Ownership and Transfer Restrictions. The Committee (or the Board, in the case of Options granted to Independent Directors), in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable on the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require a Company Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Employee or (b) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

            5.7. Limitations on Exercise of Options Granted to an Optionee. The Committee (or the Board, in the case of Options granted to Independent Directors), in its sole discretion, may impose such limitations and restrictions on the exercise of Options as it deems appropriate. Any such limitation shall be set forth in the respective Stock Option Agreement.

                                   ARTICLE VI.
                                 ADMINISTRATION

            6.1. Compensation Committee; Subcommittee

            (a) The Compensation Committee of the Board shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board. Appointment of members of the Compensation Committee of the Board shall be effective on acceptance of appointment. Members of the Compensation Committee of the Board may resign at any time by delivering written notice to the Board. Vacancies in the Compensation Committee of the Board may be filled by the Board.

            (b) The Compensation Committee of the Partnership shall consist of two or more representatives of the general partners of the Partnership, appointed by and holding such position at the pleasure of such general partners. Appointment of members of the Compensation Committee of the Partnership shall be effective on acceptance of appointment. Members of the Compensation Committee of the Partnership may resign at any time by delivering written notice to the Partnership. Vacancies in the Compensation Committee of the Partnership may be filled by the general partners of the Partnership.

            (c) A Subcommittee consisting of two or more members of the Compensation Committee of the Board, appointed by and serving office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code may be appointed at any time during which (i) two or more Board members qualify as both "non-employee directors" and "outside directors" and (ii) any other member of the Compensation Committee of the Board does not so qualify. In the event such Subcommittee is appointed, the Subcommittee shall have all duties and authority of the Compensation Committee of the Board hereunder, and references to "Committee" shall be deemed to be references to "Subcommittee" as defined herein.

            6.2. Duties and Powers of the Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the agreements pursuant to which Options are granted, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters that under Rule 16b-3 or
Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

            6.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

            6.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities that members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely on the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding on all Optionees, the Company, the Partnership and all other interested persons. No members of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                  ARTICLE VII.
                            MISCELLANEOUS PROVISIONS

            7.1. Not Transferable.

            (a) Options may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights have been exercised, or the shares underlying such rights have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

            (b) During the lifetime of the Optionee, only he or she may exercise an Option or other right or award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

            7.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 7.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within 12 months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 7.3, increase the limits imposed in Section 2.1 on the maximum number of shares that may be issued under the Plan or increase the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Options theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

                 (a) The expiration of ten years from the date the Plan
            is adopted by the Board; or

                 (b) The expiration of ten years from the date the Plan
            is approved by the Company's stockholders under Section 7.4.

            7.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

            (a) Subject to Section 7.3(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the Board's sole discretion, in the case of Options granted to Independent Directors), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

                 (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares that may be issued and adjustments of the Award Limit),

                 (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

                 (iii) the grant or exercise price with respect to any
            Option.

            (b) Subject to Section 7.3(d), in the event of any transaction or event described in Section 7.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate or desirable:

                 (i) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or on the Optionee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained on the exercise of such Option or realization of the Optionee's rights had such Option been currently exercisable or payable or fully vested or the replacement of such Option with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

                 (ii) In its sole discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event that it cannot vest, be exercised or become payable after such event;

                 (iii) In its sole discretion, and on such terms and
            conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (A) Section 4.4 or (B) the provisions of such Option;

                 (iv) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that on such event, such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

            (c) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options and options, rights and awards that may be granted in the future.

            (d) Subject to Section 7.3(d) and 7.6, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option Agreement or certificate, as it may deem equitable and in the best interests of the Company.

            (e) With respect to Options that are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under
Section 162(m)(4)(C), no adjustment or action described in this Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such option to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

            7.4. Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said 12-month period, all Options previously granted shall thereupon be canceled and become null and void.

            7.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

            7.6. Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of the Plan, the Plan, and any Option granted to any Optionee who is then a Section 16 Person, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of the Plan, any Option that is granted to a
Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

            7.7. Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, the Partnership or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company, the Partnership or any Subsidiary (a) to establish any other forms of incentives or compensation for Employees, Directors or consultants of the Company, the Partnership, or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

            7.8. Compliance with Laws. The Plan, the granting and vesting of Options and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Options are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to federal and state securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

            7.9. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

            7.10. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

            7.11. Conflicts with Company's Articles of Incorporation. Notwithstanding any other provision of the Plan, no Optionee shall acquire or have any right to acquire any Common Stock, and shall not have other rights under the Plan, which are prohibited under the Company's Certificate of Incorporation.